CANANDAIGUA NATIONAL CORPORATION

72 South Main Street

Canandaigua, New York 14424

August 8, 2011

Dear Fellow Shareholder:

You are cordially invited to attend a special meeting of the shareholders of Canandaigua National Corporation to be held on Wednesday, September 14, 2011, at 1:00 p.m. in the Community Board Room on the second floor of our Main Office at 72 South Main Street, Canandaigua, New York 14424.

Shareholders will be asked to approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of Common Stock and to effect a four-for-one forward split of the Corporation’s Common Stock which will include the distribution of an additional three shares of Common Stock for each outstanding share held by our shareholders of record on September 14, 2011 (the “Stock Split”); and authorize the individuals named as proxy to act in their discretion to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.  Information regarding the Stock Split is set forth in the enclosed Proxy Statement.

Your vote is important regardless of the number of shares you own.  Whether or not you plan to attend the special meeting, you are urged to read and carefully consider the enclosed proxy statement.  The Board of Directors believes that the Stock Split is in the best interests of the Corporation and its shareholders.  In arriving at its decision to recommend the Stock Split, the Board of Directors carefully reviewed and considered the terms and conditions of the Stock Split and the factors described in the enclosed proxy statement.

The Board of Directors has fixed August 1, 2011, as the record date for the special meeting.  Only shareholders of record at the close of business on that date will receive notice of and be entitled to vote at the special meeting.

You may vote by telephone, via the Internet, or mark, sign, date and return the enclosed form of proxy in the accompanying pre-addressed, postage-paid envelope.  You may withdraw your proxy if you attend the meeting and wish to vote in person.

I urge you to vote in favor of the Stock Split.

/s/George W. Hamlin,IV

George W. Hamlin, IV

Chairman and CEO

CANANDAIGUA NATIONAL CORPORATION

72 South Main Street

Canandaigua, New York 14424

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TIME

1:00 p.m., on Wednesday, September 14, 2011

PLACE

The Canandaigua National Bank and Trust Company

72 South Main Street

Canandaigua, New York 14424

ITEMS OF BUSINESS

(1) To approve an amendment to our Certificate of Incorporation to increase the total number of authorized shares from 8,000,000 to 20,000,000 shares and to effect a four-for-one forward split of the Corporation’s authorized and its issued and outstanding common stock by increasing the authorized number of shares of common stock from 4,000,000 to 16,000,000 shares and reducing their par value from $20.00 to $5.00 per share; and

(2) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

RECORD DATE

Holders of the common stock of record at 5:00 p.m., on August 1, 2011, are entitled to vote at the meeting.

VOTING

It is important that your shares be represented and voted at the meeting.  You can vote your shares by proxy by using any of the following methods: (a) mark, sign, date and promptly return the enclosed proxy card in the postage-paid envelope furnished for that purpose or (b) follow the instructions for voting via the Internet or by telephone which are set forth on the enclosed proxy form.  Any proxy may be revoked at any time prior to its exercise at the special meeting of shareholders.  The instructions for revoking or replacing a proxy are set forth in the accompanying Proxy Statement.  Any shareholder present at the meeting may withdraw his or her proxy and vote personally on any matter brought before the meeting.

If the shareholder of record properly designates a proxy to vote at the special meeting, your vote will be cast in accordance with your instructions.  If your proxy is returned without instructions, it will be voted “FOR” Proposal 1 and as otherwise described in the Proxy Statement.

August 8, 2011

/s/Robert G. Sheridan

Robert G. Sheridan

Secretary

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on September 14, 2011.  This notice, the enclosed Proxy Statement, and the form of proxy for the Special Meeting are available at www.proxyvote.com.

TABLE OF CONTENTS

Page Number
SHAREHOLDERS ENTITLED TO VOTE AND REVOCATION OF PROXIES	1

VOTING PROCEDURES AND METHOD OF COUNTING VOTES	1

PROPOSAL 1 – AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AND TO EFFECT A FOUR-FOR-ONE FORWARD SPLIT OF THE CORPORATION’S COMMON STOCK	2

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	7

FORWARD-LOOKING STATEMENTS	8

SHAREHOLDER PROPOSALS	8

EXPENSES	9

ADDITIONAL INFORMATION	9

OTHER MATTERS	9

APPENDIX A – CERTIFICATE OF AMENDMENT OF THE CERTIFICATE OF INCORPORATION OF CANANDAIGUA NATIONAL CORPORATION	A-1

CANANDAIGUA NATIONAL CORPORATION

72 South Main Street, Canandaigua, New York 14424

(585) 394-4260

PROXY STATEMENT

Special Meeting of Shareholders to be held on Wednesday, September 14, 2011

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Canandaigua National Corporation (the “Corporation”) for use at the special meeting of shareholders to be held on Wednesday, September 14, 2011, at 1:00 p.m., at The Canandaigua National Bank and Trust Company, 72 South Main Street, Canandaigua, New York 14424 and any adjournment thereof.  The approximate date on which the enclosed form of proxy and this Proxy Statement are first being sent to shareholders is August 8, 2011.

SHAREHOLDERS ENTITLED TO VOTE AND REVOCATION OF PROXIES

Only shareholders of record as of the close of business on August 1, 2011, are entitled to notice of, and to vote at, the special meeting.  On that date, there were 471,973 shares of common stock outstanding and entitled to vote.  Each share of common stock is entitled to one vote.  A quorum will consist of the holders of not less than a majority of the shares entitled to vote, present either in person or by proxy.

If your shares are registered in your name on the Corporation’s stock records, you are considered the shareholder of record with respect to those shares.  As the shareholder of record, you have the right to vote your shares in person or by proxy at the special meeting.  The Corporation has sent its proxy materials directly to you, including a proxy card for you to use.  If you hold shares of common stock through an account with a broker, bank, or other nominee rather than directly in your own name, then your broker, bank, or other nominee is considered the shareholder of record, and you are considered the beneficial owner of these shares.  The Corporation has supplied copies of its proxy materials for the special meeting to the broker, bank, or other nominee holding your shares of record, and they have the responsibility to send these proxy materials to you.  As the beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote your shares at the special meeting.  The broker, bank, or other nominee that is the shareholder of record for your shares is obligated to provide you with a voting instruction card for you to use for this purpose.

Any proxy may be revoked by the person giving it at any time prior to its exercise by giving written notice of revocation to Robert G. Sheridan, Secretary, prior to the vote at the meeting.  If you are the shareholder of record, you may revoke your proxy by submitting a proxy with a later date, or by voting in person at the meeting.  If you are the beneficial owner of shares held by a nominee, please follow the instructions for revoking your voting instructions given you by the nominee.

VOTING PROCEDURES AND METHOD OF COUNTING VOTES

The holders of a majority of all common stock issued, outstanding and entitled to vote are required to be present in person or to be represented by proxy at the meeting in order to constitute a quorum for the transaction of business.

If you are a registered shareholder, you may vote by one of the following methods:

•

over the Internet, which we encourage if you have Internet access;

•

by telephone, by calling the telephone number on your proxy form;

•

by mail, by completing, signing, dating and returning your proxy form; or

•

by attending the special meeting and voting your shares in person.

Instructions for each method of voting are set forth on the enclosed proxy form.  If your shares are held by a nominee, you may instruct the record holder how to vote by completing the voting instructions card provided to you.

If the shareholder of record properly designates a proxy to vote at the special meeting, your vote will be cast in accordance with your instructions.  If your proxy is returned without instructions, it will be voted “FOR” Proposal 1 and as otherwise described in the Proxy Statement.

Abstentions and broker non-votes represented by submitted proxies will be included in the calculation of the number of the shares present at the special meeting for the purposes of determining a quorum.  “Broker non-votes” means shares held of record by a broker that are not voted on a matter because the broker has not received voting instructions from the beneficial owner of the shares and lacks the authority to vote the shares in its discretion under the rules of the New York Stock Exchange (“NYSE”).

Proposal 1:  To be approved, this proposal regarding an amendment to the Corporation’s Certificate of Incorporation to (a) increase the total number of authorized shares from 8,000,000 shares to 20,000,000 shares and (b) effect a four-for-one forward split of the Corporation’s authorized and its issued and outstanding common stock by increasing the authorized number of shares of common stock from 4,000,000 to 16,000,000 shares and reducing the par value per share from $20.00 to $5.00, requires an affirmative vote of the holders of at least a majority of the outstanding shares of common stock entitled to vote generally in the election of directors, voting together as a single class.  Proposal 1 is not considered a “routine” matter under the NYSE rules, and nominees that are members of the NYSE do not have the authority under those rules to vote their customers’ shares on Proposal 1 if the customers have not furnished voting instructions within a specified period of time prior to the special meeting.  Abstentions will have the effect of a negative vote on this proposal.

PROPOSAL 1

AMENDMENT TO CERTIFICATE OF INCORPORATION TO

INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AND TO

EFFECT A FOUR-FOR-ONE FORWARD SPLIT OF THE CORPORATION’S COMMON STOCK

The Board of Directors has approved, subject to receipt of shareholder approval, a Certificate of Amendment (the “Amendment”) to the Corporation’s Certificate of Incorporation, substantially in the form set forth in Appendix A to this Proxy Statement, to: (a) increase the total number of authorized shares from 8,000,000 to 20,000,000 shares; and (b) to effect a four-for-one forward split of the Corporation’s common stock by increasing the authorized number of shares of common stock from 4,000,000 to 16,000,000 shares (the “Common Stock”) and reducing their par value from $20.00 to $5.00 per share (the “Stock Split”).  The Certificate of Incorporation currently authorizes 8,000,000 total shares of stock: 4,000,000 shares of Common Stock, $20.00 par value per share, and 4,000,000 shares or preferred stock, $0.01 par value per share.

Increase in Authorized Common Stock

The last split of the shares of Common Stock was in March 2002 when a three-for-one stock split was effected.  As of August 1, 2011, there were 471,973 shares of Common Stock outstanding.  Additionally, 48,000 shares of Common Stock are reserved for issuance under the Corporation’s 1998 Incentive Stock Option Plan and 24,000 shares of Common Stock are reserved for issuance under the Corporation’s 2011 Omnibus Incentive Plan.

The additional shares of Common Stock that would be authorized by the proposed Amendment would have the same rights and privileges as the shares of Common Stock currently authorized and outstanding.

The Corporation’s Board of Directors approved the Stock Split to reduce the price per share of the Common Stock, which may make shares of Common Stock more attractive to a broader spectrum of investors.  In addition, in the opinion of the Board of Directors of the Corporation, the additional authorized Common Stock will benefit the

Corporation by providing flexibility to the Board of Directors, without requiring further action or authorization by the Corporation’s shareholders (except as may be required by law or the rules of any stock exchange on which the Corporation’s securities may then be listed), to issue additional shares of Common Stock from time to time in responding to business needs and opportunities as they arise, or for other proper corporate purposes.  These opportunities, needs and purposes might include, for example, the obtaining of capital funds through public and private offerings of Common Stock or of preferred stock convertible into Common Stock, and the use of Common Stock in connection with structuring possible acquisitions of businesses and assets.  The Corporation evaluates potential acquisitions from time to time.  Additionally, the Board, in its discretion, could in the future declare another stock split or a stock dividend or, subject to shareholder approval, increase, establish or extend stock option and other stock award plans.

Other than the distribution of three shares of Common Stock to the holders of each outstanding share on September 14, 2011, which will be the record date for the Stock Split, the Corporation has no present plans to issue the additional shares of Common Stock authorized by the Amendment.  In addition, the Corporation has no present plans, arrangements or understandings with respect to possible acquisitions and has no present plans for financings.

There are no preemptive rights with respect to the Corporation’s Common Stock and, accordingly, existing shareholders would not have any preferential right to purchase any of the additional shares of Common Stock when issued.

Although the Board of Directors would only authorize the issuance of additional shares of Common Stock based on its judgment as to the best interests of the Corporation and its shareholders, the issuance of additional authorized shares could have the effect of diluting the voting power or book value per share of the outstanding Common Stock.  The issuance of any additional shares of Common Stock will be on terms deemed to be in the best interests of the Corporation and its shareholders.

Stock Split

Pursuant to the Stock Split, each holder of record of one share of Common Stock issued and outstanding immediately prior to the effectiveness of the Stock Split, will become entitled to three additional shares of Common Stock after consummation of the Stock Split.  In effect, each share of Common Stock will become four shares of Common Stock.  There are currently 4,000,000 authorized shares of Common Stock, $20.00 par value, of which 471,973 are issued and 3,528,027 are unissued.  After the Stock Split becomes effective, there will be 16,000,000 authorized shares of Common Stock, $5.00 par value, of which 1,887,892 will be issued and outstanding and 14,112,108 will be unissued, of which 192,000 shares of Common Stock will be reserved for issuance under the Corporation’s 1998 Incentive Stock Option Plan and 96,000 shares will be reserved for issuance under the Corporation’s 2011 Omnibus Incentive Plan.

With the exception of the number of shares issued and outstanding, or held as treasury shares, the rights and preferences of the Common Stock prior and subsequent to the Stock Split will remain the same.  The Board does not anticipate that the Corporation’s financial condition, the percentage ownership of management, the number of shareholders, or any aspect of the Corporation’s business will materially change as a result of the Stock Split.

The Stock Split will be effected simultaneously for all of the Corporation’s Common Stock and the exchange ratio will be the same for all of the Corporation’s Common Stock, both issued and unissued.  The Stock Split will affect all of the shareholders uniformly and will not affect any shareholder’s percentage ownership interest in the Corporation or proportionate voting power.  If the proposal is adopted, the Stock Split would become effective upon the filing of the Certificate of Amendment to the Certificate of Incorporation, substantially in the form set forth in Appendix A to this Proxy Statement, with the New York State Secretary of State which filing would take place shortly after the special meeting.

The Stock Split will have no effect on the Corporation’s 4,000,000 authorized shares of preferred stock, par value $0.01 per share, of which no shares are currently issued and outstanding.

Stock options outstanding under the Corporation’s 1998 Incentive Stock Option Plan will be automatically adjusted to increase the number of shares issuable upon exercise of the option and decrease the exercise price to give effect to the Stock Split.

Reasons for the Stock Split

The Board proposed the Stock Split as a method to attract investors and business opportunities for the Corporation.  The Board believes that the Stock Split would result in a market price for the Corporation’s Common Stock that should be more attractive to a broader spectrum of investors and, therefore, should benefit both the Corporation and its shareholders.  The Stock Split may improve the volume of the Common Stock traded and could help generate additional interest in the Corporation.  The effect of the Stock Split on the market price and trading volume of the Corporation’s Common Stock, however, cannot be predicted.

Potential Risks of the Stock Split

The Stock Split may not attract investors and business opportunities as the Board believes.  In addition, there can be no assurance that the trading volume of the Corporation’s Common Stock will increase, or maintain any increase, following the Stock Split.  The market price and trading volume of the Common Stock will be based on the Corporation’s financial performance, market conditions, the market perception of the Corporation’s future prospects, as well as other factors, many of which are unrelated to the number of shares outstanding.

Stock Certificates

If the Stock Split is approved, the Corporation’s transfer agent and registrar will issue additional share certificates to each of the Corporation’s shareholders for the number of shares each shareholder is entitled to in accordance with the Stock Split.  For example, a shareholder who owns 100 shares of the Corporation’s Common Stock would receive a new share certificate for 300 additional shares of the Corporation’s Common Stock.  The change in par value will occur by operation of law, so an exchange of current outstanding share certificates is not required to implement the Stock Split.  SHAREHOLDERS SHOULD NOT DESTROY ANY CURRENT STOCK CERTIFICATE(S).

Effects of the Stock Split on the Corporation’s Stock Plans

Upon the effectiveness of the Stock Split, appropriate adjustments will be made to stock options awarded and to be awarded under the Corporation’s (a) Stock Option Plan, as amended, (b) Incentive Stock Plan, as amended, and (c) 2011 Omnibus Incentive Plan (collectively, the “Stock Plans”).  The exercise price of each option or right outstanding under the Stock Plans, as of the effectiveness of the Stock Split, which has not been exercised (an “Adjusted Option”) will be adjusted by dividing the exercise price by four, with any rounding adjustments to be determined by the appropriate officers of the Corporation.  The number of shares of Common Stock covered by each Adjusted Option or right will be adjusted by multiplying such number of shares by four.  For example, an outstanding option to purchase 1,000 shares at $400.00 per share will automatically become an option to purchase 4,000 shares at $100.00 per share.

In addition, the Board of Directors has approved, subject to shareholder approval of the Stock Split, the reservation, out of authorized but unissued stock or issued stock held in treasury, of an additional number of shares of Common Stock available for issuance pursuant to the Stock Plans to account for the Stock Split.

Possible Anti-Takeover Effects and Anti-Takeover Provisions of the Certificate of Incorporation

The amendment to the Certificate of Incorporation to authorize an increase in the number of shares of Common Stock and effect the Stock Split could adversely affect the ability of third parties to take over or change the control of the Corporation by increasing the aggregate number of shares which must be accumulated.  To the extent consistent with its fiduciary duties, the Board of Directors could attempt to deter future takeover attempts by using additional shares of Common Stock to dilute the ownership of persons seeking to gain control of the Corporation.  The Corporation, however, is aware of no such attempt and has no plans or arrangements with respect to the same.

While the proposed Amendment may have anti-takeover ramifications, the Board believes that the benefits it would confer on the Corporation outweigh any potential disadvantages.  As described above, it expects an enhanced ability to finance acquisitions, secure capital and flexibility to provide stock dividends to the Corporation’s shareholders.  The Corporation’s Board of Directors has no present intention to issue additional shares of Common Stock authorized by the Amendment for any defensive or anti-takeover purpose, subject to the exercise of its fiduciary duties to the Corporation and its shareholders.  Rather, the Board only intends to issue additional shares of Common Stock in connection with the Stock Split and, potentially, for the purpose of facilitating acquisitions, capital-raising transactions and for other corporate purposes which the Board believes are in the best interests of the Corporation and its shareholders.  The Board is not recommending the Amendment or the Stock Split as part of an anti-takeover strategy.

Additionally, the Certificate of Incorporation requires the affirmative vote of the holders of at least 75% of the issued and outstanding shares of common stock entitled to vote on the matter to approve any merger or other transactions that would result in the transfer of all or substantially all of the Corporation’s assets.  This provision makes it more difficult for an acquirer to engage in a hostile takeover of the Corporation.

Dissenters’ Rights

No appraisal or dissenters’ rights are available under New York law or the Corporation’s Certificate of Incorporation or By-Laws to shareholders who dissent from the Amendment and the Stock Split.

Certain Federal Income Tax Consequences

The following discussion summarizing certain federal income tax consequences of the Stock Split is based on the Internal Revenue Code of 1986, as amended (the “Code”), the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date this Proxy Statement was first mailed to shareholders.  This discussion is for general information only and does not discuss consequences that may apply to special classes of taxpayers (e.g., insurance companies, foreign entities, nonresident alien individuals, and tax-exempt entities).  This discussion assumes that the shares of the Corporation’s Common Stock are held as “capital assets” as defined in the Code, and does not consider the federal income tax consequences to the Corporation’s shareholders in light of their individual investment circumstances.  In addition, this discussion does not address any consequences of the Stock Split under any state, local or foreign tax laws.

The receipt of additional shares of the Corporation’s Common Stock in connection with the Stock Split following the effectiveness of the Stock Split will not generally result in a recognition of gain or loss to shareholders.

The aggregate adjusted tax basis of a shareholder in shares of the Corporation’s Common Stock after the Stock Split will be the same as the aggregate adjusted tax basis of the shareholder in the shares of the Corporation’s Common Stock held by such shareholder prior to the Stock Split.  The holding period of the Common Stock received after the Stock Split will include the holding period of the Common Stock held prior to the Stock Split.  No gain or loss will be recognized by the Corporation as a result of the Stock Split.

The Corporation’s views regarding the tax consequences of the Stock Split are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts would accept the positions expressed above.

THIS SUMMARY IS PROVIDED FOR GENERAL INFORMATION ONLY AND DOES NOT PURPORT TO ADDRESS ALL ASPECTS OF THE POSSIBLE FEDERAL INCOME TAX CONSEQUENCES OF THE STOCK SPLIT AND IS NOT INTENDED AS TAX ADVICE TO ANY PERSON.  SHAREHOLDERS SHOULD

SEEK ADVICE FROM THEIR OWN INDEPENDENT TAX ADVISORS BASED ON THE SHAREHOLDER’S PARTICULAR CIRCUMSTANCES.

Vote Required for Approval

Adoption of this Proposal requires an affirmative vote of the holders of at least a majority of the outstanding shares of the Corporation’s Common Stock entitled to vote generally in the election of directors, voting together as a single class.

If the Amendment and Stock Split are approved by the shareholders at the special meeting, the increase in the number of shares of Common Stock and the Stock Split would become effective upon the filing of the Certificate of Amendment to the Certificate of Incorporation, substantially in the form set forth in Appendix A to this Proxy Statement, with the New York State Secretary of State, which filing would take place shortly after the special meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Set forth below, as of August 1, 2011, is the name and address of each person who owns of record or who is known by the Board of Directors to be the beneficial owner (“beneficial ownership” as used in this Proxy Statement is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of more than 5% of the Corporation's outstanding common stock, the number of shares beneficially owned, and the percentage of the Corporation’s outstanding common stock so owned.

Title of Class	Name and address of beneficial owner	Amount and nature of beneficial ownership	Percent of Class
Common stock	George W. Hamlin, IV, Director, Chairman and Chief Executive Officer 72 South Main Street, Canandaigua, New York 14424	29,515 Shares*	6.25%
Common stock	The Canandaigua National Bank and Trust Company Held in various fiduciary capacities 72 South Main Street, Canandaigua, New York 14424	45,532	9.65%
*Of this number, 10,460 shares may be acquired upon exercise of stock options.

The following table sets forth, as of August 1, 2011, the amount and percentage of the Common Stock of the Corporation beneficially owned by each member of the Corporation’s board of directors and each of the Corporation’s executive officers.  The business address for each of the following is 72 South Main Street, Canandaigua, New York 14424.

Name of Owner	Shares of common stock Owned(1)	ESOP Share Ownership	Stock Options	Total(1)	Total Percent of Class
Richard C. Fox Director	6,432			6,432	1.36%
Daniel P. Fuller Director and Vice-Chairman of the Board	690			690	0.15%
Frank H. Hamlin, III Director and President	1,358			1,358	0.29%
George W. Hamlin, IV Director, Chairman and Chief Executive Officer	18,682	373	10,460	29,515	6.25%
Stephen D. Hamlin Director	6,450			6,450	1.37%
Richard P. Miller, Jr. Director	30			30	0.01%
Robert G. Sheridan Director and Secretary, Executive Vice President, Cashier and CRA Officer	313	208	4,365	4,886	1.04%
Caroline C. Shipley Director	573			573	0.12%
Sue S. Stewart Director	285			285	0.06%
Alan J. Stone Director	15,123			15,123	3.20%
Gary L. Babbitt Executive Vice President(2)	-	78	-	78	0.02%
Joseph L. Dugan Executive Vice President(3)	130	51	303	484	0.10%
Lawrence A. Heilbronner Executive Vice President and Chief Financial Officer	318	68	775	1,161	0.25%
Gregory S. MacKay Treasurer and Senior Vice President	496	193	1,077	1,766	0.37%
Steven H. Swartout, Esq. Executive Vice President, General Counsel, and Chief Administrative Officer	495	52	571	1,118	0.24%
The Canandaigua National Bank and Trust Company held in various fiduciary capacities	45,532			45,532	9.65%
All Directors and executive officers as a group (15 individuals) and fiduciary capacities	96,907	1,023	17,551	115,481	24.46%

 (1) Includes shares held directly, as well as shares held jointly with family members, and shares held in the Corporation’s Employee Stock Ownership Plan and in retirement accounts, in a fiduciary capacity, by certain of the individual’s family members, or held by trusts of which the individual is a trustee or substantial beneficiary, with respect to which shares the individual may be deemed to have sole or shared voting or investment powers, and shares which may be acquired under option agreements or pursuant to the automatic termination of a trust, discretionary account or similar arrangement as provided in Exchange Act
Rule 13d-3.  Assumes that all currently exercisable options or options exercisable within 60 days issued to the person have been exercised.

(2) Officer of subsidiary Bank only.

(3) Officer of subsidiary Bank since 2001 and President and CEO of Genesee Valley Trust Company since January 2011.

As of August 1, 2011, the Trust Department of The Canandaigua National Bank and Trust Company (the “Bank”) held in various fiduciary capacities 182,972 shares or 38.77%, of the outstanding shares.  The Trust Department of the Bank has the power to vote 45,532 shares, or 9.65%, of the outstanding shares.  These shares are included within the total set forth in the table above.

FORWARD-LOOKING STATEMENTS

This Proxy Statement and the related proxy materials contain, and future filings by Canandaigua National Corporation on Forms 10-K, 10-Q and 8-K and future oral and written statements, press releases, and letters to shareholders by Canandaigua National Corporation and its management may contain, certain “forward-looking statements” intended to qualify for the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.  When used or incorporated by reference in the Corporation’s disclosures and documents, the words “anticipate,” “believe,” “contemplate,” “estimate,” “expect,” “foresee,” “project,” “target,” “goal,” “budget” and similar expressions are intended to identify forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended.  Such forward-looking statements are subject to certain risks discussed within this Proxy Statement and the Corporation’s most recent Annual Report on Form 10-K.  These forward-looking statements are based on currently available financial, economic, and competitive data and management’s views and assumptions regarding future events.  These forward-looking statements are inherently uncertain, so should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated, expected, projected, targeted, or budgeted.  Certain matters which management has identified that may cause material variations are noted in the Corporation’s publicly filed reports.  These forward-looking statements speak only as of the date of the document.  We expressly disclaim any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein.  We caution readers not to place undue reliance on any of these forward-looking statements.

SHAREHOLDER PROPOSALS

SEC Rule 14a-8:  To be considered for inclusion in the Corporation’s Proxy Statement and form of Proxy relating to the 2012 Annual Meeting of Shareholders, which is anticipated to be held on April 11, 2012, a shareholder proposal must be received by the Secretary of the Corporation at the address set forth on the first page of this Proxy Statement not later than November 5, 2011.  Shareholders intending to submit proposals to be included in the Corporation’s Proxy Statement must comply with the provisions of SEC Rule 14a-8.  Proposals so presented may be excluded from the proxy solicitation materials if they fail to meet the criteria established under the Exchange Act.  Any shareholder wishing to make such a nomination should submit it to the Secretary of the Corporation.

By-laws:  In accordance with the Corporation’s Amended and Restated By-Laws, a shareholder proposal must be delivered to the Secretary of the Corporation no earlier than October 6, 2011, and no later than November 5, 2011.  The shareholder’s notice shall set forth:

(a)

as to the shareholder giving the notice and all persons and entities acting in concert with the shareholder or, in the case of a proposal to nominate an individual(s) for election to the Board, supports such director nominee(s): (1) their names and business addresses; (2) their names and addresses as they appear on the Corporation’s books (if they so appear); and (3) the class and number of shares of the Corporation they beneficially own;

(b)

as to the business being proposed: (1) a brief description of the business desired to be brought before the meeting; (2) the reasons for conducting such business at the meeting; and (3) any material interest of the shareholder in such business;

(c)

if the shareholder proposal is to nominate individual(s) for election as a director, as to each proposed nominee: (1) the name, age, business address, and residence address of such person; (2) the principal occupation or employment of such person; (3) the class and number of shares of the Corporation which are beneficially owned by such person; and (4) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act; and

(d)

such other information as the Board of Directors reasonably determines is necessary or appropriate to enable the Board of Directors and shareholders of the Corporation to consider the proposal and to comply with applicable law.

In addition, the proposed business must be a proper matter for shareholder action under the New York Business Corporations Law and business which would be required to be included in the Corporation’s Proxy Statement for the 2012 Annual Meeting of Shareholders under applicable federal securities laws, and the shareholder bringing such business before the 2012 Annual Meeting of Shareholders must be present at the meeting in person or by proxy.

EXPENSES

All expenses incurred in connection with the solicitation of proxies will be borne by the Corporation.  In addition to the solicitation of proxies by mail, the directors, officers and employees of the Corporation may also solicit proxies personally or by telephone without additional compensation for such activities.  The Corporation will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners.  The Corporation will reimburse such holders for their reasonable expenses.  The Corporation has engaged Broadridge Financial Solutions, Inc., to assist with the distribution of proxy materials.

ADDITIONAL INFORMATION

Copies of this Proxy Statement, the form of proxy, the Corporation’s 2010 Annual Report to shareholders, the Corporation’s Form 10-K for the year ended December 31, 2010, and the Corporation’s Proxy Statement for its 2011 Annual Meeting of Shareholders are available at www.cnbank.com.  Copies may also be obtained without charge from:

Canandaigua National Corporation

72 South Main Street

Canandaigua, New York 14424

Local: (585) 394-4260

Toll-Free: (800) 724-2621

Email: Secretary@cnbank.com

OTHER MATTERS

The Board of Directors knows of no other matters to be brought before the special meeting of shareholders.  However, if other matters should come before the meeting, it is the intention of each person named in the Proxy to vote it in accordance with his or her judgment on such matters.

By Order of the Board of Directors

/s/Robert G. Sheridan

Robert G. Sheridan, Secretary

August 8, 2011

APPENDIX A

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION OF

CANANDAIGUA NATIONAL CORPORATION

Under Section 805 of the Business Corporation Law

The undersigned, being the President of Canandaigua National Corporation (the “Corporation”), hereby certifies that:

1.

The name of the Corporation is Canandaigua National Corporation.

2.

The Certificate of Incorporation of the Corporation was filed with the Department of State of the State of New York on October 31, 1984.

3.

Paragraph “4.1” of the Certificate of Incorporation, relating to the aggregate number of shares which the Corporation shall have the authority to issue is amended so as to increase the number of authorized shares from Eight Million (8,000,000) shares to Twenty Million (20,000,000) shares and by increasing the number of authorized shares of common stock from Four Million (4,000,000) shares to Sixteen Million (16,000,000) shares. No amendments or changes are being made to the Corporation’s Four Million (4,000,000) shares of authorized preferred stock, par value of $0.01 per share.

4.

To effect the foregoing amendment which is authorized by the Business Corporation Law, Paragraph “4.1” of the Corporation’s Certificate of Incorporation is amended to read as follows:

“4.1.

Authorized Shares.  The Corporation is authorized to issue two classes of shares to be designated, respectively, common stock and preferred stock.  The total number of shares of all classes of stock that the Corporation is authorized to issue is Twenty Million (20,000,000).  The total number of shares of common stock that the Corporation shall have authority to issue is Sixteen Million (16,000,000) having a par value of $5.00 per share.  The total number of shares of preferred stock that the Corporation shall have authority to issue is Four Million (4,000,000) having a par value of $0.01 per share.  The number of authorized shares of preferred stock may be increased or decreased by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, without a separate vote of holders of preferred stock as a class, except to the extent that any such vote may be required by the terms of any series of preferred stock.”

5.

The manner in which shares of the Corporation shall be changed by reason of the foregoing amendment is as follows:

(a)

Each issued and outstanding share of common stock shall be changed at a ratio of four (4) shares of common stock, $5.00 par value, for each one (1) share of common stock, $20.00 par value, and each presently unissued share of common stock shall be changed at a ratio of four (4) shares of common stock, $5.00 par value, for each one (1) share of common stock, $20.00 par value.

(b)

There are currently authorized Four Million (4,000,000) shares of common stock, $20.00 par value, of which Four Hundred Seventy-One Thousand Nine Hundred Seventy-Three (471,973) are issued and outstanding and Three Million Five Hundred Twenty-Eight Thousand Twenty-Seven (3,528,027) are unissued.  After this Certificate of Amendment becomes effective, there will be authorized Sixteen Million (16,000,000) shares of common stock, $5.00 par value, of which One Million Eight Hundred Eighty-Seven Thousand Eight Hundred Ninety-Two (1,887,892) shall be issued and Fourteen Million One Hundred Twelve Thousand One Hundred Eight (14,112,108) shall be unissued.

6.

The amendment to the Certificate of Incorporation effected hereby was authorized by vote of the Board of Directors of the Corporation and by the affirmative vote of the holders of all the outstanding shares of stock of the Corporation entitled to vote thereon at a meeting of the shareholders.

IN WITNESS WHEREOF, the undersigned has signed this Certificate this ___ day of September, 2011.

______________________________

Name: Frank H. Hamlin, III

Title: President

CANANDAIGUA NATIONAL CORPORATION
72 SOUTH MAIN ST. - TRUST DEPT.
CANANDAIGUA, NY 14424
ATTN: SHAREHOLDER RELATIONS

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M37825-S83376 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

CANANDAIGUA NATIONAL CORPORATION

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please indicate if you plan to attend this meeting. ☐ **Yes** ☐ **No**

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

The Notice, Proxy Statement and form of proxy are available at www.proxyvote.com.

M37826-S83376

CANANDAIGUA NATIONAL CORPORATION
Special Meeting of Shareholders
September 14, 2011 1:00 PM

This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoints John J. Gilbert, Esq. and Stephen H. Waite, Esq., or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of Common Stock of CANANDAIGUA NATIONAL CORPORATION that the shareholder(s) is/are entitled to vote at the Special Meeting of shareholder(s) to be held at 1:00 PM, EDT on 9/14/2011, at the offices of the Corporation, 72 South Main Street, Canandaigua, New York, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Address changes/comments: ____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side